Exhibit 10.5

AMENDED SCHEDULE OF EXECUTIVE OFFICERS WHO HAVE EXECUTED AN EMPLOYMENT AGREEMENT IN THE FORM OF EXECUTIVE VICE PRESIDENT EMPLOYMENT AGREEMENT FILED AS EXHIBIT 99 TO DOLLAR GENERAL CORPORATION’S CURRENT REPORT ON FORM 8-K DATED APRIL 4, 2024, FILED WITH THE SEC ON APRIL 8, 2024 (this “Schedule”)

This Schedule amends the Schedule of Executive Officers who have executed an employment agreement in the form of Executive Vice President Employment Agreement filed by Dollar General Corporation as Exhibit 99 to its Current Report on Form 8-K dated April 4, 2024, filed with the SEC on April 8, 2024. This Schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purposes of setting forth the material details in which the specific employment agreements executed in the form of Executive Vice President Employment Agreement differ from the form as of December 4, 2025.

Name of Executive Officer	Title	Base Salary	Effective Date
Donny Lau	Executive Vice President and Chief Financial Officer	$800,000	October 20, 2025
Kelly M. Dilts[1]	Executive Vice President and Chief Financial Officer	$765,000	April 1, 2024
Steven R. Deckard[2]	Executive Vice President, Store Operations and Development	$700,000	April 1, 2024 Amended November 12, 2025
Tracey Herrmann	Executive Vice President, Store Operations	$600,000	February 1, 2025
Kathleen A. Reardon	Executive Vice President and Chief People Officer	$612,000	April 1, 2024
Emily C. Taylor	Chief Operating Officer	$950,000	April 1, 2024 Amended November 16, 2025
Rhonda M. Taylor	Executive Vice President and General Counsel	$746,750	April 1, 2024
Carman R. Wenkoff	Executive Vice President and Chief Information Officer	$709,995	April 1, 2024
Roderick J. West	Executive Vice President, Global Supply Chain	$600,000	April 1, 2024
Bryan D. Wheeler	Executive Vice President and Chief Merchandising Officer	$700,000	November 16, 2025

(1) Ms. Dilts was employed by Dollar General Corporation until August 28, 2025.

(2) Mr. Deckard’s title changed to Executive Vice President, Strategy and Development, effective February 1, 2025. Mr. Deckard was employed by Dollar General Corporation until November 12, 2025. His employment agreement amendment extended the “Restricted Period” pertaining to the business protection provisions from two years to 30 months following his termination date in exchange for a payment of an amount equal to Two Million Dollars ($2,000,000). See Exhibit 10.1 to the Current Report on Form 8-K/A filed with the SEC by Dollar General Corporation on November 17, 2025.